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                                                                  Exhibit 10(b)

                                POWER OF ATTORNEY

We, the undersigned  directors  and/or officers of Lincoln Life & Annuity
Company of New York,  hereby  constitute and appoint Kelly D. Clevenger,
Christine S. Frederick, Robert L. Grubka, Brian A. Kroll, Rise C. M. Taylor and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements;
including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:
------------------------------------------
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788;
333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768;
333-141772; 333-141776; 333-141780; 333-141784; 333-141786
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777;
333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770;
333-141774; 333-141778; 333-141783; 333-141781; 333-141787
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

Variable Annuity Separate Accounts:
-----------------------------------
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758;
333-141761; 333-141754; 333-141763; 333-141766
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757;
333-141759; 333-141760; 333-141765; 333-141762; 333-145531

The execution of this document by the undersigned hereby revokes any and all
Powers of Attorney previously executed by said individual for this specific purpose.
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

Signature                                            Title

 /s/ Dennis R. Glass                                 President, Chief Executive Officer and Director
------------------------------------                 (Principal Executive Officer)
Dennis R. Glass

 /s/ Frederick J. Crawford                           Senior Vice President, Chief Financial Officer and Director
------------------------------------                 (Principal Financial Officer)
Frederick J. Crawford

 /s/ Charles C. Cornelio                             Senior Vice President and Director
--------------------------------------------
Charles C. Cornelio

 /s/ Mark E. Konen                                   Senior Vice President and Director
--------------------------------------------
Mark E. Konen

 /s/ Michael S. Smith                                Assistant Vice President and Director
--------------------------------------------
Michael S. Smith

 /s/ J. Patrick Barrett                              Director
--------------------------------------------
J. Patrick Barrett

 /s/ George W. Henderson, III                        Director
--------------------------------------------
George W. Henderson, III

 /s/ M. Leanne Lachman                               Director
--------------------------------------------
M. Leanne Lachman

 /s/ Louis G. Marcoccia                              Director
--------------------------------------------
Louis G. Marcoccia

 /s/ Westley V. Thompson                             Director
--------------------------------------------
Westley V. Thompson





Version: November 11, 2007